MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL
SECURITIES                                                Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to
5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

                    [30-YEAR BOND YIELDS 1994 - 2000 GRAPH]

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994        5.40%                        6.34%                              85.17%
            5.40                         6.24                               86.54
            5.80                         6.66                               87.09
            6.40                         7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.50                         7.61                               85.41
            6.25                         7.39                               84.57
            6.30                         7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.80
            7.00                         8.00                               87.50
            6.75                         7.88                               85.66
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Insured California Municipal Securities (ICS) increased from $14.42 to $15.24 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.75 per share, the Trust's total NAV return was 11.77 percent. ICS's value on the New York Stock Exchange increased from $12.9375 to $13.375 per share during this period. Based on this change plus reinvestment of tax-free dividends, ICS's total market return was
9.34 percent. As of October 31, 2000, ICS's share price was at a 12.24 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

Monthly dividends for the fourth quarter of 2000, declared in September, were unchanged at $0.0625 per share. The Trust's level of undistributed net investment income, stood at $0.080 per share on October 31, 2000, versus $0.64 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 27 credits. At the end of October, the portfolio's average maturity was 21 years. Average duration, a measure of portfolio sensitivity to interest rates, was 7 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit enhancements, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipals bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal period ended October 31, 2000, the Trust purchased and retired 119,600 shares of common stock at a weighted average market discount of 9.44 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

TAX ALLOCATION                              23%
GENERAL OBLIGATION                          13%
WATER & SEWER                               12%
HOSPITAL                                    10%
TRANSPORTATION                               9%
ELECTRIC                                     8%
MORTGAGE                                     8%

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[LONG TERM INSURERS PIE CHART]

LONG TERM INSURERS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC                       32%
MBIA                        31%
FGIC                        17%
FSA                         15%
CONNIE LEE                   3%
US GOV'T BACKED              2%

[DISTRIBUTION BAR GRAPH]

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                           DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

                                                               WEIGHTED AVERAGE
                                                              MATURITY: 21 YEARS

UNDER 1 YEAR                                                   1.3%
1-5 YEARS                                                      0.0%
5-10 YEARS                                                     1.6%
10-20 YEARS                                                   45.2%
20-30 YEARS                                                   47.4%
30+ YEARS                                                      2.9%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

[YIELD STRUCTURE BAR GRAPH]

                     CALL AND COST (BOOK) YIELD STRUCTURE
                        (BASED ON LONG-TERM PORTFOLIO)
                               OCTOBER 31, 2000

                                                            WEIGHTED AVERAGE
                                                        CALL PROTECTION: 4 YEARS

                                BONDS CALLABLE

YEARS BONDS CALLABLE
2000                           0%
2001                           0%
2002                           0%
2003                          40%
2004                          39%
2005                           3%
2006                           0%
2007                           0%
2008                          11%
2009                           2%
2010+                          5%

[COST (BOOK) YIELD* BAR GRAPH]
                                                               WEIGHTED AVERAGE
                                                               BOOK YIELD: 6.1%

                              COST (BOOK) YIELD*

2000                             0%
2001                             0%
2002                             0%
2003                           6.1%
2004                           6.3%
2005                           6.3%
2006                             0%
2007                             0%
2008                           5.7%
2009                           5.9%
2010+                          5.5%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.1% ON 40% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 22, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................   3,492,693
Withheld....................................................      47,570

Dr. Manuel H. Johnson
For.........................................................   3,492,695
Withheld....................................................      47,568

John L. Schroeder
For.........................................................   3,492,695
Withheld....................................................      47,568

  The following Trustees were not standing for reelection at this meeting:

  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

  Additionally, James F. Higgins was elected as a Trustee of the Trust by the Board of Trustees effective July 25, 2000

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.1%)
            General Obligation (12.8%)
            California,
 $ 3,000     Various Purpose 03/01/94 (FSA).............................   5.50%   03/01/20    $3,024,540
   2,000     Dtd 09/01/00 (FGIC)........................................   5.25    09/01/30     1,944,080
   3,000    Moulton-Niguel Water District, 1993 Refg (MBIA).............   5.00    09/01/19     2,889,900
 -------                                                                                       ----------
   8,000                                                                                        7,858,520
 -------                                                                                       ----------

            Educational Facilities Revenue (2.6%)
   1,500    California Educational Facilities Authority, National
 -------     University Ser 1994 (Connie Lee)...........................   6.20    05/01/21     1,603,365
                                                                                               ----------

            Electric Revenue (8.0%)
   1,000    Anaheim Public Financing Authority, San Juan 2nd Ser
             (FGIC).....................................................   5.75    10/01/22     1,015,890
   1,000    Burbank, Electric Ser 1998 (FSA)............................   4.75    06/01/23       897,680
   3,000    Los Angeles Department of Water & Power, Issue of 1999
             (FSA)......................................................   5.50    06/15/29     3,000,990
 -------                                                                                       ----------
   5,000                                                                                        4,914,560
 -------                                                                                       ----------

            Hospital Revenue (9.6%)
   2,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (Ambac)....................................................   5.125   05/15/20     1,943,460
   2,000    California Health Facilities Financing Authority, Catholic
             Healthcare West Ser 1994 B (Ambac).........................   5.00    07/01/21     1,896,180
   2,000    California Statewide Communities Development Authority,
             Sharp Health Care COPs (MBIA)..............................   6.00    08/15/24     2,074,880
 -------                                                                                       ----------
   6,000                                                                                        5,914,520
 -------                                                                                       ----------

            Mortgage Revenue -- Multi-Family (5.1%)
   3,000    Los Angeles Community Redevelopment Agency, 1994 Ser A
 -------     (Ambac)....................................................   6.45    07/01/17     3,149,340
                                                                                               ----------

            Mortgage Revenue -- Single Family (2.4%)
   1,455    California Housing Financing Agency, 1995 Ser B (AMT)
             (Ambac)....................................................   6.25    08/01/14     1,498,534
 -------                                                                                       ----------

            Public Facilities Revenue (3.4%)
   1,000    Glendale Unified School District, 1994 Ser A COPs (Ambac)...   6.00    03/01/19     1,051,020
   1,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................   5.375   08/15/18     1,005,150
 -------                                                                                       ----------
   2,000                                                                                        2,056,170
 -------                                                                                       ----------

            Tax Allocation Revenue (23.3%)
   2,000    Bay Area Government Association, Pool 1994 Ser A (FSA)......   6.00    12/15/24     2,075,420
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA)..........   5.75    08/01/23     2,033,820
   2,000    Cerritos Public Financing Authority, Los Coyotes Redev Ser
             1993 A (Ambac).............................................   5.75    11/01/22     2,037,320
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
             (FGIC).....................................................   6.25    09/01/13     3,242,160

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
 $ 3,000    Pittsburg Redevelopment Agency, Los Medanos Refg Ser 1993 A
             (Ambac)....................................................   5.00%   08/01/17    $2,926,650
   2,000    Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA).........   5.25    09/01/23     1,960,740
 -------                                                                                       ----------
  14,000                                                                                       14,276,110
 -------                                                                                       ----------

            Transportation Facilities Revenue (9.1%)
            San Francisco Airports Commission, San Francisco Int'l
             Airport
   1,000     Second Ser Refg Issue 4 (MBIA).............................   6.00    05/01/20     1,045,000
   1,700     Second Ser Refg Issue 2 (MBIA).............................   6.75    05/01/20     1,822,842
   3,000    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (Ambac)...............................................   4.75    07/01/23     2,692,380
 -------                                                                                       ----------
   5,700                                                                                        5,560,222
 -------                                                                                       ----------

            Water & Sewer Revenue (12.4%)
   2,000    East Bay Municipal Utility District, Water Ser 1998
             (MBIA).....................................................   4.75    06/01/34     1,745,740
   1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
             1998 A COPs (FGIC).........................................   4.75    07/01/23       896,270
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
             (FGIC).....................................................   5.50    12/15/23     2,911,339
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA)..............   5.70    06/01/20     2,033,040
 -------                                                                                       ----------
   7,900                                                                                        7,586,389
 -------                                                                                       ----------

            Other Revenue (6.8%)
   2,000    Sacramento Financing Authority, 1999 Solid Waste & Redev
             (Ambac)....................................................   5.75    12/01/22     2,066,140
   2,000    South Orange County Public Financing District #88-1, 1994
             Ser A (MBIA)...............................................   6.00    09/01/18     2,096,060
 -------                                                                                       ----------
   4,000                                                                                        4,162,200
 -------                                                                                       ----------

            Refunded (1.6%)
   1,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
             (ETM)......................................................   5.50    10/01/32     1,001,090
 -------                                                                                       ----------

  59,555    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Cost $55,502,638)..................   59,581,020
 -------                                                                                       ----------

            CALIFORNIA SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (1.3%)
     800    California Health Facilities Financing Authority, Adventist
 -------     Health/West 1998 Ser B (MBIA) (Demand 11/01/00) (Cost
             $800,000)..................................................   4.50*   09/01/28       800,000
                                                                                               ----------

 $60,355    TOTAL INVESTMENTS (Cost $56,302,638) (a)..............................     98.4%   60,381,020
 =======

            OTHER ASSETS IN EXCESS OF LIABILITIES.................................      1.6       979,001
                                                                                      -----    ----------

            NET ASSETS............................................................    100.0%  $61,360,021
                                                                                      =====    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $4,215,443 and
            the aggregate gross unrealized depreciation is $137,061,
            resulting in net unrealized appreciation of $4,078,382.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company -- A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
ASSETS:
Investments in securities, at value
 (cost $56,302,638).......................  $60,381,020
Cash......................................       41,780
Interest receivable.......................    1,011,229
Prepaid expenses..........................        3,153
                                            -----------

   TOTAL ASSETS...........................   61,437,182
                                            -----------

LIABILITIES:
Payable for:
   Investment management fee..............       18,775
   Shares of beneficial interest
    repurchased...........................        9,296
Accrued expenses..........................       49,090
                                            -----------

   TOTAL LIABILITIES......................       77,161
                                            -----------
   NET ASSETS.............................  $61,360,021
                                            ===========
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, none
 issued)..................................           --
                                            -----------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 4,025,613 shares outstanding).....  $57,071,229
Net unrealized appreciation...............    4,078,382
Accumulated undistributed net investment
 income...................................      323,535
Accumulated net realized loss.............     (113,125)
                                            -----------

    TOTAL NET ASSETS......................  $61,360,021
                                            ===========

NET ASSET VALUE PER COMMON SHARE
 ($61,360,021 divided by 4,025,613 common
 shares outstanding)......................       $15.24
                                            ===========
STATEMENT OF OPERATIONS
For the year ended October 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME...........................  $ 3,449,213
                                            -----------

EXPENSES:
Investment management fee.................      210,626
Professional fees.........................       53,868
Transfer agent fees and expenses..........       20,338
Registration fees.........................       16,168
Shareholder reports and notices...........       16,098
Trustees' fees and expenses...............       12,444
Custodian fees............................        5,580
Other.....................................        3,628
                                            -----------
   TOTAL EXPENSES.........................      338,750
Less: expense offset......................       (5,575)
                                            -----------

   NET EXPENSES...........................      333,175
                                            -----------

   NET INVESTMENT INCOME..................    3,116,038
                                            -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.........................      311,387
Net change in unrealized appreciation.....    2,798,692
                                            -----------

   NET GAIN...............................    3,110,079
                                            -----------

NET INCREASE..............................  $ 6,226,117
                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                       OCTOBER 31, 2000   OCTOBER 31, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $3,116,038         $3,110,561
Net realized gain (loss).............................         311,387           (424,512)
Net change in unrealized appreciation................       2,798,692         (5,582,392)
                                                          -----------        -----------

    NET INCREASE (DECREASE)..........................       6,226,117         (2,896,343)
                                                          -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................      (3,058,655)        (3,147,617)
Net realized gain....................................        --                 (657,304)
                                                          -----------        -----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................      (3,058,655)        (3,804,921)
                                                          -----------        -----------

Decrease from transactions in common shares of
 beneficial interest.................................      (1,581,400)          (702,943)
                                                          -----------        -----------

    NET INCREASE (DECREASE)..........................       1,586,062         (7,404,207)
NET ASSETS:
Beginning of period..................................      59,773,959         67,178,166
                                                          -----------        -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $323,535 and $266,152, respectively).............     $61,360,021        $59,773,959
                                                          ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $8,230,772 and $9,749,539, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1998...................................  4,198,513    $41,985    $59,313,587
Treasury shares purchased and retired (weighted average
 discount 9.43%)*...........................................    (53,300)      (533)      (702,410)
                                                              ---------    -------    -----------
Balance, October 31, 1999...................................  4,145,213     41,452     58,611,177
Treasury shares purchased and retired (weighted average
 discount 9.44%)*...........................................   (119,600)    (1,196)    (1,580,204)
                                                              ---------    -------    -----------
Balance, October 31, 2000...................................  4,025,613    $40,256    $57,030,973
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000, the Trust utilized approximately $312,000 of its net capital loss carryover. At October 31, 2000, the Trust had a net capital loss carryover of approximately $113,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT          RECORD             PAYABLE
PER SHARE         DATE                DATE
---------   -----------------  ------------------
 $0.0625    November 3, 2000   November 17, 2000
 $0.0625    December 8, 2000   December 22, 2000

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................   $ 14.42    $ 16.00     $15.50    $ 15.02     $14.84
                                                               -------    -------     ------    -------     ------
Income (loss) from investment operations:
 Net investment income......................................      0.76       0.74       0.76       0.78       0.78
 Net realized and unrealized gain (loss)....................      0.77      (1.43)      0.52       0.50       0.12
                                                               -------    -------     ------    -------     ------
Total income (loss) from investment operations..............      1.53      (0.69)      1.28       1.28       0.90
                                                               -------    -------     ------    -------     ------
Less dividends and distributions from:
 Net investment income......................................     (0.75)     (0.75)     (0.78)     (0.81)     (0.75)
 Net realized gain..........................................        --      (0.16)        --         --      (0.01)
                                                               -------    -------     ------    -------     ------
Total dividends and distributions...........................     (0.75)     (0.91)     (0.78)     (0.81)     (0.76)
                                                               -------    -------     ------    -------     ------
Anti-dilutive effect of acquiring treasury shares...........      0.04       0.02         --       0.01       0.04
                                                               -------    -------     ------    -------     ------
Net asset value, end of period..............................   $ 15.24    $ 14.42     $16.00    $ 15.50     $15.02
                                                               =======    =======     ======    =======     ======
Market value, end of period.................................   $13.375    $12.938     $15.25    $14.375     $13.50
                                                               =======    =======     ======    =======     ======
TOTAL RETURN+...............................................      9.34%     (9.83)%    11.71%     12.64%     14.33%

RATIOS TO AVERAGE NET ASSETS:
Total expenses..............................................      0.56%(1)   0.58%(1)   0.58%(1)   0.56%(1)   0.58%(1)
Net investment income.......................................      5.18%      4.80%      4.84%      5.14%      5.22%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $61,360    $59,774    $67,178    $65,111    $63,753
Portfolio turnover rate.....................................        14%         9%        12%        --         --

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured California Municipal Securities as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000

      --------------------------------------------------------------------

                      2000 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 2000, all of the Trust's dividends from net investment income paid to its shareholders were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
Insured
California
Municipal
Securities

Annual Report
October 31, 2000